UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2021
IAC/INTERACTIVECORP
(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West 18th Street,	New York,	NY	10011
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 25, 2021, IAC/InterActiveCorp (the "Company" or the "Registrant") completed the separation of IAC's Vimeo business from the remaining businesses of the Company through a series of transactions that resulted in the transfer of IAC's Vimeo business to Vimeo, Inc., (formerly named Vimeo Holdings, Inc., "Vimeo"), and Vimeo becoming an independent, separately traded public company through a spin-off from IAC (the "Spin-off").
This Current Report on Form 8-K revises the “Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures About Market Risk," and "Consolidated and Combined Financial Statements and Supplementary Data" contained in the Annual Report on Form 10-K for the year ended December 31, 2020 (File No. 001-39356) (the "Original Form 10-K") filed by the Company on February 17, 2021, to (i) present the results of operations and financial position of Vimeo as discontinued operations for all periods presented and (ii) reflect the name change of ANGI Homeservices Inc. (a subsidiary of the Company) to Angi Inc., effective March 17, 2021.
The above sections, as updated, are included in Exhibit 99.1 to this Current Report on Form 8-K, which replaces the “Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures About Market Risk," and "Consolidated and Combined Financial Statements and Supplementary Data" contained in the Original Form 10-K, and only reflects the change described above. No other information in the Original Form 10-K has been amended by this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Portions of Form 10-K filed with the SEC on February 17, 2020, as updated.
Management's Discussion and Analysis of Financial Condition and Results of Operations
Quantitative and Qualitative Disclosures About Market Risk
Consolidated and Combined Financial Statements and Supplementary Data
101.INS	Inline XBRL Instance (1)
101.SCH	Inline XBRL Taxonomy Extension Schema (1)
101.CAL	Inline XBRL Taxonomy Extension Calculation (1)
101.DEF	Inline XBRL Taxonomy Extension Definition (1)
101.LAB	Inline XBRL Taxonomy Extension Labels (1)
101.PRE	Inline XBRL Taxonomy Extension Presentation (1)
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ GLENN H. SCHIFFMAN
Name:	Glenn H. Schiffman
Title:	Executive Vice President and Chief Financial Officer
Date: June 1, 2021

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